CORPORATE
HIGH YIELD
FUND II, INC.








FUND LOGO








Semi-Annual Report

February 28, 1997






This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



CORPORATE HIGH YIELD FUND II, INC.


The Benefits and
Risks of
Leveraging


Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



DEAR SHAREHOLDER


High-Yield Market Overview
The high-yield market continued its upward trend during the six months ended February 28, 1997. Pushed by extraordinarily strong demand, the high-yield market returned +8.68% as measured by the unmanaged First Boston High Yield Index. This performance is in contrast to returns in the 10-year Treasury market, which were 5.60% during the same six-month period. Thus, the yield spread be-tween high-yield bonds, as measured by the unmanaged First Boston High Yield Index and Treasury securities, reached historically low levels of 315 basis points (3.15%) at the end of February from 375 basis points at August 31, 1996. Investors are drawn to high-yield issues by solid fundamentals, including low defaults and improving credit quality among issuers. For example, last year Duff & Phelps Credit Rating, a bond rating service that follows numerous high-yield issuers, reported 138 credit upgrades compared to 65 downgrades. However, we believe that stretched valuation leaves the high-yield market vulnerable to deteriorating conditions or weakening fundamentals.

Fund Performance
For the six months ended February 28, 1997, total investment return on the Fund's Common Stock was +7.48%, based on a change in the per share net asset value from $12.56 to $12.83, and assuming reinvestment of $0.649 per share income dividends. During this February period, the net annualized yield of the Fund's Common Stock was 9.95%. The Fund's performance during the February period was driven by both weakness in a few specific credits and our defensive market posture, which determined both our leverage strategy and our focus on low volatility bonds. We disposed of those credits where we believe improved performance was unlikely and maintained our positions in other credits where we believe upside still exists.

Leverage Strategy
Our leverage position is considerably lower than that of most other closed-end, high-yield funds. On average, the Fund was 8% leveraged over the six-month period ended February 28, 1997. Thus, the Fund borrowed the equivalent of 8% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On February 28, 1997, the Fund was 7.7% leveraged, having borrowed $9.3 million at a borrowing cost of 5.54%. Our reduced leverage position reflects our caution on the direction of high-yield bond prices. At this time our borrowings are invested primarily in bonds that we believe have limited downside risk from adverse interest rate moves or from earnings disappointments. While such bonds generally have limited upside potential as well, we are able to enhance somewhat the yield of the portfolio by earning the modest spread between our borrowing cost and the yield on our investments. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy
During the past six months, it became easier to find fully valued or overvalued sale candidates than to locate acceptable replacements in the market. We replaced low-yielding emerging market bonds with higher-yielding emerging market bonds for a modest give-up in rating. Toward the end of the February period, we began gradually shifting into higher-quality companies in anticipation of market weakness later in the year. Securities added to the portfolio included Time Warner, Inc. (Preferred) (Series M) and BB-rated Veritas Holdings, 9.625% due 2003.

Favorable financing interest rates and enhanced liquidity attracted increasing numbers of overseas issuers to the US high-yield market in recent years. Among these are US dollar-denominated bonds of issuers from Canada, Great Britain, Germany and Australia, as well as from emerging markets such as Mexico, Brazil and Argentina. To benefit from the increased international focus of the high-yield market, we received approval from the Fund's Board of Directors to lift limitations on bonds of foreign issuers. At February 28, 1997, the Fund had 27.4% of the portfolio invested in bonds of overseas corporations, including 3.5% from European companies, 6.5% from Canadian issuers and 12.8% from issuers in Latin America. Although the concentration of the portfolio will remain US high-yield issuers, we believe that Fund returns will be enhanced by increased flexibility to invest selectively in attractive foreign-issuer bonds denominated in US dollars.

Portfolio Characteristics
In the Fund's schedule of investments, we reclassified several of the communications industry categories into more narrowly defined sectors that more closely reflect fundamental industry categories. Communications and media remains our largest broad industry category, totaling near one-fourth of total long-term investments. Of the narrowly classified sectors, the largest industries were: energy, 9.6% of net assets; media & communications--international, 8.7%; utilities, 8.7%; transportation services, 7.6%; and cable-- international, 6.7%. Average portfolio maturity for Corporate High Yield Fund II, Inc. was 6 years, 6 months during the six-month period ended February 28, 1997.

In Conclusion
We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager

(Elizabeth M. Phillips)
Elizabeth M. Phillips
Vice President and Portfolio Manager



April 8, 1997



As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.



Proxy Results

During the six-month period ended February 28, 1997, Corporate High
Yield Fund II, Inc. shareholders voted on the following proposals.
The proposals were approved at a special shareholders' meeting on
December 27, 1996. The description of each proposal and number of shares voted are as follows:
                                                                            Shares Voted              Shares Voted
                                                                                 For                Without Authority
1. To elect the Fund's Board of Directors:       Joe Grills                   4,117,731                   63,508
                                                 Walter Mintz                 4,117,731                   63,508
                                                 Robert S. Salomon Jr.        4,117,731                   63,508
                                                 Melvin R. Seiden             4,117,731                   63,508
                                                 Stephen B. Swensrud          4,117,731                   63,508
                                                 Arthur Zeikel                4,117,731                   63,508


                                                                           Shares Voted   Shares Voted  Shares Voted
                                                                               For           Against       Abstain
2. To ratify the selection of Deloitte & Touche LLP as
   the independent auditors of the Fund to serve for the                    4,096,053        27,027        58,159
   current fiscal year.

SCHEDULE OF INVESTMENTS
                       S&P    Moody's    Face                                                                        Value
INDUSTRIES            Rating  Rating    Amount               Corporate Bonds                          Cost         (Note 1a)
Airlines--1.0%         B+      B1   $ 1,123,239   USAir Inc., 11.20% due 3/19/2005++             $    988,451   $  1,131,170

Automotive--0.6%       B       B3       625,000   Collins & Aikman Products, 11.50% due
                                                  4/15/2006                                           625,000        700,000

Broadcasting--         B-      B2     1,250,000   EZ Communication, Inc., 9.75% due
Radio &                                           12/01/2005                                        1,265,625      1,321,875
Television--           NR+++   NR+++  1,301,116   SCI Television Inc., 8.50% due
2.8%                                              6/30/1998+++++                                    1,302,742      1,291,358
                       B       B2       500,000   Sinclair Broadcasting Group Inc., 10% due
                                                  9/30/2005                                           494,375        522,500
                                                                                                 ------------   ------------
                                                                                                    3,062,742      3,135,733

Broadcasting/          B-      B3       875,000   Diamond Cable Communications PLC,
Cable--0.5%                                       10.773% due 12/15/2005*                             610,239        603,750

Building               BB      B1     2,000,000   Building Materials Corporation, 10.447%
Materials--2.2%                                   due 7/01/2004*                                    1,640,970      1,772,500
                       BB      B1       625,000   Cemex S.A., 12.75% due 7/15/2006 (c)                625,000        729,688
                                                                                                 ------------   ------------
                                                                                                    2,265,970      2,502,188

Cable--3.8%            CCC+    Caa    2,823,149   American Telecasting, Inc., 13.646% due
                                                  6/15/2004*                                        2,118,660        846,945
                       B       B2       500,000   Echostar Communications Corp., 11.519%
                                                  due 6/01/2004*                                      398,375        432,500
                       B       B2     1,000,000   Intermedia Capital Partners, 11.25% due
                                                  8/01/2006                                         1,003,750      1,060,000
                       BB-     B2     1,000,000   Lenfest Communications, Inc., 10.50% due
                                                  6/15/2006                                         1,014,375      1,075,000
                       B-      B3     1,915,000   Wireless One Inc., 13.499% due
                                                  8/01/2006* (f)                                    1,075,066        842,600
                                                                                                 ------------   ------------
                                                                                                    5,610,226      4,257,045

Cable--                CCC+    Caa    2,961,000   Australis Media Ltd., 14.09% due
International                                     5/15/2003* (e)                                    1,910,146      1,687,770
--6.7%                 BB-     B2       500,000   Bell Cablemedia PLC, 9.898% due 7/15/2004*          424,952        437,500
                                                  International Cabletel Inc.:
                       NR+++   NR+++    500,000    10% due 2/15/2007 (c)                              500,313        505,000
                       B       B3     1,250,000    Series B, 9.99% due 2/15/2007*                     798,760        837,500
                       NR+++   NR+++    625,000   Multicanal S.A., 10.50% due 2/01/2007 (c)           623,463        646,875
                       BB-     B2     2,000,000   Rogers Communications Inc., 10.875% due
                                                  4/15/2004                                         2,005,000      2,095,000
                       B+      B3     1,515,000   Videotron Holdings PLC, 12% due 7/01/2004*        1,116,319      1,321,838
                                                                                                 ------------   ------------
                                                                                                    7,378,953      7,531,483

Computer               BB-     Ba1    1,000,000   Advanced Micro Devices Inc., 11% due
Services--2.0%                                    8/01/2003                                         1,038,750      1,115,000
                       B       B2     1,000,000   Celestica International Inc., 10.50% due
                                                  12/31/2006 (c)                                    1,000,000      1,087,500
                                                                                                 ------------   ------------
                                                                                                    2,038,750      2,202,500

Consumer               B       NR+++  2,000,000   Coleman Holdings, Inc., 10.65% due
Products--5.7%                                    5/27/1998*                                        1,759,653      1,780,000
                       B-      B2     1,708,000   Polymer Group Inc., 12.25% due 7/15/2002          1,699,770      1,887,340
                       B       B2     2,000,000   Revlon Consumer Products Corp., 9.375%
                                                  due 4/01/2001                                     1,760,070      2,075,000
                       B-      B2       547,000   Samsonite Corporation, 11.125% due
                                                  7/15/2005                                           528,910        616,742
                                                                                                 ------------   ------------
                                                                                                    5,748,403      6,359,082

Consumer               B       B2     1,110,000   Affinity Group Inc., 11.50% due 10/15/2003        1,140,250      1,165,500
Services--1.0%

Diversified--1.3%      NR+++   B3     1,250,000   Crain Industries, 13.50% due 8/15/2005            1,256,875      1,425,000

Electronic             NR+++   NR+++    750,000   Tracor, Inc., 8.50% due 3/01/2007 (c)               747,015        747,015
Component--0.7%

Energy--9.6%           B       B2     1,125,000   Benton Oil & Gas Co, 11.625% due
                                                  5/01/2003 (c)                                     1,125,000      1,260,000
                       B+      B2     1,000,000   Clark USA Inc., 10.875% due 12/01/2005            1,000,000      1,020,000
                       B-      B1     1,250,000   KCS Energy Inc., 11% due 1/15/2003                1,279,375      1,368,750
                       BB-     B1       750,000   Maxus Energy Corp., 11.50% due 11/15/2015           781,875        787,500
                       BBB-    Baa3   2,000,000   Oleoducto Centrale S.A., 9.35% due
                                                  9/01/2005 (c)                                     2,000,000      2,097,500
                       NR+++   NR+++  1,000,000   Transamerican Exploration Corp., 14%
                                                  due 9/19/1998 (b)                                   990,000      1,010,000
                       CCC+    Caa    1,000,000   Transamerican Refining Corporation,
                                                  16.50% due 2/15/2002+++++                           992,808      1,077,500
                       BB-     B2     2,000,000   TransTexas Gas Corp., 11.50% due 6/15/2002        2,000,000      2,217,500
                                                                                                 ------------   ------------
                                                                                                   10,169,058     10,838,750

Financial              NR+++   Ba3    1,508,000   First Nationwide Escrow, 10.625% due
Services--5.4%                                    10/01/2003 (c)                                    1,678,920      1,670,110
                       BB+     Ba     2,000,000   Penncorp Financial Group, Inc., 9.25% due
                                                  12/15/2003                                        2,000,000      2,060,000
                       BB-     B1     2,000,000   Reliance Group Holdings Inc., 9.75% due
                                                  11/15/2003                                        2,010,000      2,110,000
                       BB-     NR+++    250,000   Veritas Holdings, 9.625% due 12/15/2003 (c)         252,188        256,875
                                                                                                 ------------   ------------
                                                                                                    5,941,108      6,096,985

Food &                 B       B3       500,000   Curtice Burns Foods, Inc., 12.25% due
Beverage--3.1%                                    2/01/2005                                           500,000        541,250
                       CCC+    Caa    3,000,000   Fresh Del Monte Produce Corp., 10% due
                                                  5/01/2003                                         2,875,000      2,985,000
                                                                                                 ------------   ------------
                                                                                                    3,375,000      3,526,250

Gaming--5.0%           B+      B2     2,000,000   GB Property Funding Corp., 10.875% due
                                                  1/15/2004                                         1,952,500      1,620,000
                       D       Caa    2,000,000   Harrah's Jazz Company, 14.25% due
                                                  11/15/2001 (d)                                    2,000,000        940,000
                       B       B2       500,000   Majestic Star Casino, 12.75% due 5/15/2003          537,500        542,500
                       BB-     B1     2,000,000   Trump Atlantic City, 11.25% due 5/01/2006         2,000,000      1,930,000
                       NR+++   Caa      750,000   Trump Castle Funding Inc., 11.75% due
                                                  11/15/2003                                          697,741        660,000
                                                                                                 ------------   ------------
                                                                                                    7,187,741      5,692,500

Health                 B       B3     1,000,000   Imed Corp., 9.75% due 12/01/2006 (c)              1,007,500      1,037,500
Services--2.3%         B+      B2     1,000,000   Quest Diagnostic Inc., 10.75% due
                                                  12/15/2006                                        1,000,000      1,047,500
                       BB      B1       500,000   Quorum Health Group, 11.875% due 12/15/2002         552,500        549,375
                                                                                                 ------------   ------------
                                                                                                    2,560,000      2,634,375

Independent            BB-     Ba3      500,000   AES China Generating Co., Ltd., 10.125%
Power Producers--                                 due 12/15/2006                                      499,520        532,500
1.0%                   BB      Ba2      500,000   California Energy Company, Inc., 9.875%
                                                  due 6/30/2003                                       500,000        540,000
                                                                                                 ------------   ------------
                                                                                                      999,520      1,072,500

Media &                B+      B2     1,250,000   Call-Net Enterprises, Inc., 10.927% due
Communications--                                  12/01/2004*                                       1,000,432      1,065,625
International--8.7%    NR+++   NR+++  1,000,000   Comtel Brasileira Ltd., 10.75% due
                                                  9/26/2004 (c)                                     1,000,000      1,065,000
                       B+      B2       750,000   Globo Communicacoes, 10.50% due
                                                  12/20/2006 (c)                                      748,143        768,750
                       BB      Ba3    1,250,000   Grupo Televisa S.A., 11.375% due 5/15/2003        1,250,000      1,364,062
                       B       B3     3,500,000   PanAmSat L.P., 10.65% due 8/01/2003*              3,002,627      3,290,000
                       BB-     B1     2,000,000   Telefonica de Argentina S.A., 11.875% due
                                                  11/01/2004                                        1,960,160      2,265,000
                                                                                                 ------------   ------------
                                                                                                    8,961,362      9,818,437

SCHEDULE OF INVESTMENTS (continued)
                       S&P    Moody's    Face                                                                        Value
INDUSTRIES            Rating  Rating    Amount               Corporate Bonds                          Cost         (Note 1a)
Metals &               B-      B2   $ 2,000,000   Kaiser Aluminum & Chemical Corp., 12.75%
Mining--5.3%                                      due 2/01/2003                                  $  2,090,000   $  2,200,000
                                                  Maxxam Group, Inc.:
                       B-      B3     2,000,000    11.25% due 8/01/2003                             1,990,000      2,100,000
                       B-      B3     1,835,000    14.726% due 8/01/2003*                           1,400,313      1,651,500
                                                                                                 ------------   ------------
                                                                                                    5,480,313      5,951,500

Packaging--0.7%        CCC-    Caa    1,000,000   Anchor Glass Container Corp., 10.25% due
                                                  6/30/2002                                           695,000        775,000

Paper & Forest         B       B3       587,000   Crown Paper Co, 11% due 9/01/2005                   546,644        570,857
Products--5.4%         BB-     Ba3      750,000   Doman Industries Ltd., 8.75% due
                                                  3/15/2004                                           685,312        727,500
                       BB-     Ba3      625,000   Malette Inc., 12.25% due 7/15/2004                  695,312        696,875
                                                  Repap New Brunswick, Inc.:
                       BB-     B1     1,000,000    9.875% due 7/15/2000                             1,000,000      1,010,000
                       B+      B3       500,000    10.625% due 4/15/2005                              473,750        502,500
                       BB-     B2     1,000,000   Repap Wisconsin Finance, Inc., 9.25% due
                                                  2/01/2002                                           872,500        995,000
                       B       B2       500,000   Riverwood International Corp., 10.25% due
                                                  4/01/2006                                           483,750        480,000
                       B+      B1     1,000,000   S.D. Warren Co., 12% due 12/15/2004               1,000,000      1,105,000
                                                                                                 ------------   ------------
                                                                                                    5,757,268      6,087,732

Publishing &           B       B3       750,000   MDC Communications Corp., 10.50% due
Printing--1.4%                                    12/01/2006                                          750,000        786,562
                       B-      B3       750,000   Sun Media Corp., 9.50% due 2/15/2007 (c)            750,000        763,125
                                                                                                 ------------   ------------
                                                                                                    1,500,000      1,549,687

Real Estate--1.4%      NR+++   NR+++  2,325,000   Rockefeller Center Properties, Inc.,
                                                  11.07% due 12/31/2000* (Convertible)              1,550,473      1,534,500

Specialty              B-      B3     1,500,000   Specialty Retailers, Inc., 11% due
Retailing--1.4%                                   8/15/2003                                         1,518,750      1,560,000

Telephony--            NR+++   NR+++  1,250,000   Nextlink Communications, 12.50% due
Competitive Local                                 4/15/2006                                         1,250,000      1,359,375
Exchange
Carrier--1.2%

Textiles--0.5%         NR+++   B2       500,000   Synthetic Industries Inc., 9.25% due
                                                  2/15/2007 (c)                                       500,000        512,500

Transportation         BB-     Ba2    2,000,000   Eletson Holdings, Inc., 9.25% due
Services--7.6%                                    11/15/2003                                        2,030,000      2,040,000
                       BB-     B1     1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004        1,368,750      1,400,000
                       B-      B3     4,271,000   Transtar Holdings, Inc., 12.75% due
                                                  12/15/2003*                                       3,026,527      3,406,122
                       B       B2     1,750,000   Trism Inc., 10.75% due 12/15/2000                 1,666,875      1,666,875
                                                                                                 ------------   ------------
                                                                                                    8,092,152      8,512,997

Utilities--8.7%        B+      B1     2,454,000   Beaver Valley Funding Corp., 9% due
                                                  6/01/2017                                         2,302,665      2,464,724
                                                  CTC Mansfield Funding Corp.:
                       B+      Ba3      698,000    10.25% due 3/30/2003                               647,395        705,392
                       B+      Ba3    1,500,000    11.125% due 9/30/2016                            1,612,937      1,588,650
                       B       Ba3    1,042,000   First PV Funding Corp., 10.30% due
                                                  1/15/2014                                         1,109,116      1,112,335
                       BB-     B1     1,500,000   Metrogas S.A., 12% due 8/15/2000                  1,497,500      1,642,500
                       NR+++   NR+++  2,359,520   Tucson Electric & Power Co., 10.21% due
                                                  1/01/2009++ (b)                                   2,312,331      2,267,051
                                                                                                 ------------   ------------
                                                                                                    9,481,944      9,780,652

Wireless               CCC-    B3     1,000,000   Cencall Communications Corportaion,
Communications--                                  13.935% due 1/15/2004*                              670,539        760,000
Domestic Paging &      B-      B3       950,000   Nextel Communications, Inc., 13.486% due
Cellular--2.2%                                    8/15/2004*                                          600,584        695,875
                       B-      B3     1,000,000   Western Wireless Corp., 10.50% due
                                                  2/01/2007                                           995,937      1,043,750
                                                                                                 ------------   ------------
                                                                                                    2,267,060      2,499,625

Wireless               CCC+    B3     2,250,000   Cellular Communications International
Communications--                                  Inc., 11.885% due 8/15/2000*                      1,504,202      1,597,500
International          B+      B3     2,070,000   Comunicacion Celular, 13.153% due
Paging &                                          11/15/2003*                                       1,287,319      1,443,825
Cellular--5.2%         NR+++   B3     2,000,000   Microcell Telecommunications Inc., 13.471%
                                                  due 6/01/2006*                                    1,089,879      1,100,000
                       B-      B3     1,250,000   Millicom International Celular S.A., 14.62%
                                                  due 6/01/2006* (c)                                  683,701        843,750
                       B       B3     1,250,000   Occidente y Caribe Celular S.A., 13.15% due
                                                  3/15/2004*                                          677,883        843,750
                                                                                                 ------------   ------------
                                                                                                    5,242,984      5,828,825

                                                  Total Investments in Corporate Bonds--104.4%    114,002,607    117,392,656

                                         Shares
                                          Held               Stocks & Warrants

Broadcasting--                            1,250   Paxson Communications (Convertible
Radio & Television--                              Preferred)++++ (c)                                1,236,250      1,256,250
1.1%

Cable--0.1%                              18,350   American Telecasting, Inc. (Warrants) (a)                 0         43,581

Energy--0.0%                              8,417   Transamerican Refining Corporation
                                                  (Warrants) (a)                                       20,193         16,834

Entertainment--1.6%                      11,766   On Command Corporation (d)                        3,186,975        158,841
                                          5,447   On Command Corporation (Warrants) (a)                43,576         34,044
                                          1,425   Time Warner Inc. (Preferred) (Series M)           1,560,500      1,581,750
                                                                                                 ------------   ------------
                                                                                                    4,791,051      1,774,635

Supermarkets--0.1%                       35,348   Grand Union Co. (d)                               2,103,750        121,509

Telephone                                 5,000   Occidente y Caribe Celular S.A.
Communications--                                  (Warrants) (a)(c)                                    84,253              1
0.0%

Wireless                                  1,250   Cellular Communications International
Communications--                                  Inc. (Warrants) (a)                                  30,163         18,750
International                             2,070   Comunicacion Celular S.A. (Warrants)(a)(c)            2,261         14,490
Paging &                                 16,000   Microcell Telecommunications Inc.
Cellular--0.1%                                    (Warrants) (a)                                      112,629        120,000
                                                                                                 ------------   ------------
                                                                                                      145,053        153,240

                                                  Total Investments in Stocks & Warrants--3.0%      8,380,550      3,366,050


SCHEDULE OF INVESTMENTS (concluded)
                                          Face                                                                       Value
                                         Amount                Short-Term Securities                  Cost         (Note 1a)
Commercial                            $ 156,000   General Electric Capital Corp., 5.38% due
Paper**--0.1%                                     3/03/1997                                      $    156,000   $    156,000

                                                  Total Investments in Short-Term
                                                  Securities--0.1%                                    156,000        156,000

                                                  Total Investments--107.5%                      $122,539,157    120,914,706
                                                                                                 ============
                                                  Liabilities in Excess of Other Assets--(7.5%)                   (8,459,701)
                                                                                                                ------------
                                                  Net Assets--100.0%                                            $112,455,005
                                                                                                                ============

                      *Represents a zero coupon or step bond; the interest rate
                       shown is the effective yield at the time of purchase by
                       the Fund.
                     **Commercial Paper is traded on a discount basis; the
                       interest rate shown is the discount rate paid at the
                       time of purchase by the Fund.
                     ++Subject to principal paydowns.
                   ++++Represents a pay-in-kind security which may pay interest in additional shares.
                    +++Not Rated.
                  +++++Interest rate resets periodically. The interest rate
                       shown is the rate in effect at February 28, 1997.
                    (a)Warrants entitle the Fund to purchase a predetermined
                       number of shares of common stock/face amount of bonds.
                       The purchase price and the number of shares/face amount
                       are subject to adjustment under certain conditions until
                       the expiration date.
                    (b)Restricted security as to resale. The value of the
                       Fund's investment in restricted securities was
                       approximately $3,277,000, representing 2.9% of net
                       assets.
                                                                               Acquisition                       Value
                       Issue                                                      Date            Cost         (Note 1a)
                       Transamerican Exploration Corp., 14% due 9/19/1998       9/17/1996      $  990,000     $1,010,000
                       Tucson Electric & Power Co., 10.21% due 1/01/2009        3/23/1994       2,312,331      2,267,051

                       Total                                                                   $3,302,331     $3,277,051
                                                                                               ==========     ==========

                    (c)The security may be offered and sold to "qualified
                       institutional buyers" under Rule 144A of the Securities Act of 1933.
                    (d)Non-income producing security.
                    (e)Each $1,000 face amount contains one warrant of Australis
                       Media Ltd.
                    (f)Each $1,000 face amount contains one warrant of Wireless
                       One Inc.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                    As of February 28, 1997
Assets:             Investments, at value (identified cost--$122,539,157) (Note 1a)                         $120,914,706
                    Cash                                                                                             345
                    Receivables:
                      Interest                                                             $  2,130,665
                      Securities sold                                                           305,450        2,436,115
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      26,189
                    Prepaid expenses and other assets                                                             26,493
                                                                                                            ------------
                    Total assets                                                                             123,403,848
                                                                                                            ------------

Liabilities:        Payables:
                      Loans (Note 5)                                                          9,300,000
                      Securities purchased                                                    1,548,882
                      Investment adviser (Note 2)                                                45,590
                      Interest on loans (Note 5)                                                 34,886       10,929,358
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        19,485
                                                                                                            ------------
                    Total liabilities                                                                         10,948,843
                                                                                                            ------------

Net Assets:         Net assets                                                                              $112,455,005
                                                                                                            ============

Capital:            Common stock, par value $.10 per share, 200,000,000 shares
                    authorized                                                                              $    876,399
                    Paid-in capital in excess of par                                                         121,892,815
                    Undistributed investment income--net                                                         552,738
                    Accumulated realized capital losses on investments--net (Note 6)                          (9,242,496)
                    Unrealized depreciation on investments--net                                               (1,624,451)
                                                                                                            ------------
                    Net Assets--Equivalent to $12.83 per share based on 8,763,988
                    shares of capital stock outstanding (market price $13.375)                              $112,455,005
                                                                                                            ============

                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Six Months Ended February 28, 1997
Investment Income   Interest and discount earned                                                            $  6,153,459
(Note 1d):          Other                                                                                        115,248
                                                                                                            ------------
                    Total income                                                                               6,268,707
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                                            296,946
                    Loan interest expense (Note 5)                                                               273,568
                    Professional fees                                                                             36,239
                    Accounting services (Note 2)                                                                  29,347
                    Borrowing cost (Note 5)                                                                       28,626
                    Printing and shareholder reports                                                              24,455
                    Directors' fees and expenses                                                                  20,918
                    Transfer agent fees                                                                           15,883
                    Custodian fees                                                                                 6,134
                    Amortization of organization expenses (Note 1e)                                                6,112
                    Pricing services                                                                               2,432
                    Listing fees                                                                                     130
                    Other                                                                                         17,067
                                                                                                            ------------
                    Total expenses                                                                               757,857
                                                                                                            ------------
                    Investment income--net                                                                     5,510,850
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (3,133,760)
Unrealized          Change in unrealized depreciation on investments--net                                      5,635,620
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,012,710
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OFCHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                            Months Ended     Year Ended
                    Increase (Decrease) in Net Assets:                                     Feb. 28, 1997    Aug. 31, 1996
Operations:         Investment income--net                                                 $  5,510,850     $ 11,504,639
                    Realized loss on investments--net                                        (3,133,760)        (430,981)
                    Change in unrealized depreciation on investments--net                     5,635,620        1,676,281
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,012,710       12,749,939
                                                                                           ------------     ------------

Dividends to        Investment income--net                                                   (5,639,989)     (11,768,201)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to
                    shareholders                                                             (5,639,989)     (11,768,201)
                                                                                           ------------     ------------

Capital Share       Value of shares sold to Common Stock shareholders in reinvestment
Transactions        of dividends                                                              1,691,607        1,355,059
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share
                    transactions                                                              1,691,607        1,355,059
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,064,328        2,336,797
                    Beginning of period                                                     108,390,677      106,053,880
                                                                                           ------------     ------------
                    End of period*                                                         $112,455,005     $108,390,677
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    552,738     $    681,877
                                                                                           ============     ============


STATEMENT OF CASH FLOWS
                    For the Six Months Ended February 28, 1997
Cash Provided       Net increase in net assets resulting from operations                                    $  8,012,710
by Operating        Adjustments to reconcile net increase (decrease) in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                    427,641
                      Decrease in other liabilities                                                              (91,261)
                      Realized and unrealized gain on investments--net                                        (2,501,860)
                      Amortization of discount                                                                (1,658,131)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  4,189,099
                                                                                                            ------------

Cash Used for       Proceeds from sales of long-term investments                                              40,244,330
Investing           Purchases of long-term investments                                                       (41,464,129)
Activities:         Purchases of short-term investments                                                      (87,083,135)
                    Proceeds from sales and maturities of short-term investments                              87,962,000
                                                                                                            ------------
                    Net cash used for investing activities                                                      (340,934)
                                                                                                            ------------

Cash Used for       Cash receipts from borrowings                                                             21,650,000
Financing           Cash payments on borrowings                                                              (21,600,000)
Activities:         Dividends paid to shareholders                                                            (3,948,382)
                                                                                                            ------------
                    Net cash used for financing activities                                                    (3,898,382)
                                                                                                            ------------

Cash:               Net decrease in cash                                                                         (50,217)
                    Cash at beginning of period                                                                   50,562
                                                                                                            ------------
                    Cash at end of period                                                                   $        345
                                                                                                            ============

Cash Flow           Cash paid for interest                                                                  $    294,693
Information:                                                                                                ============

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders                 $  1,691,607
Financing                                                                                                   ============
Activities:


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have
                    been derived from information provided in                                             For the Period
                    the financial statements.                       For the Six          For the Year         Nov. 26,
                                                                   Months Ended         Ended Aug. 31,      1993++++ to
                    Increase (Decrease) in Net Assets Value:      Feb. 28, 1997++     1996          1995   Aug. 31, 1994
Per Share           Net asset value, beginning of period            $     12.56  $     12.44   $     12.37   $     14.18
Operating                                                           -----------  -----------   -----------   -----------
Performance:          Investment income--net                                .63         1.35          1.40          1.06
                      Realized and unrealized gain (loss) on
                      investments--net                                      .29          .15           .10         (1.91)
                                                                    -----------  -----------   -----------   -----------
                    Total from investment operations                        .92         1.50          1.50          (.85)
                                                                    -----------  -----------   -----------   -----------
                    Less dividends from investment income--net             (.65)       (1.38)        (1.43)         (.94)
                                                                    -----------  -----------   -----------   -----------
                    Capital charge resulting from the issuance
                    of Common Stock                                          --           --            --          (.02)
                                                                    -----------  -----------   -----------   -----------
                    Net asset value, end of period                  $     12.83  $     12.56   $     12.44   $     12.37
                                                                    ===========  ===========   ===========   ===========
                    Market price per share, end of period           $    13.375  $     13.00   $     12.00   $    12.125
                                                                    ===========  ===========   ===========   ===========

Total Investment    Based on net asset value per share                    7.48%+++    12.71%        13.41%        (6.27%)+++
Return:**                                                           ===========  ===========   ===========   ===========
                    Based on market price per share                       8.25%+++    20.94%        11.61%       (13.15%)+++
                                                                    ===========  ===========   ===========   ===========
Ratios to Average   Expenses, net of reimbursement and
Net Assets:         excluding interest expense                             .82%*        .81%          .86%          .50%*
                                                                    ===========  ===========   ===========   ===========
                    Expenses, net of reimbursement                        1.28%*       1.65%         2.49%         1.68%*
                                                                    ===========  ===========   ===========   ===========
                    Expenses                                              1.28%*       1.65%         2.49%         2.00%*
                                                                    ===========  ===========   ===========   ===========
                    Investment income--net                                9.28%*       9.15%         8.73%         8.75%*
                                                                    ===========  ===========   ===========   ===========

Leverage:           Amount of borrowings (in thousands)             $     9,300  $     9,250   $    19,750   $    45,000
                                                                    ===========  ===========   ===========   ===========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                $     9,592  $    16,948   $    21,336   $    41,935
                                                                    ===========  ===========   ===========   ===========
                    Average amount of borrowings outstanding
                    per share during the period                     $      1.10  $      1.98   $      2.55   $      5.10
                                                                    ===========  ===========   ===========   ===========

Supplemental        Net assets, end of period (in thousands)        $   112,455  $   108,391   $   106,054   $   101,696
Data:                                                               ===========  ===========   ===========   ===========
                    Portfolio turnover                                   34.44%       69.75%        61.97%        42.21%
                                                                    ===========  ===========   ===========   ===========

                  ++Based on average shares outstanding during the period.
                ++++Commencement of Operations.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment return excludes the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options, are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended February 28, 1997, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch,
Pierce, Fenner & Smith Inc. ("MLPF&S"), $1,353 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1997 were $42,449,538 and $40,549,781, respectively.

Net realized and unrealized losses as of February 28, 1997 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $ (3,133,760)  $ (1,624,451)
                                 ------------   ------------
Total                            $ (3,133,760)  $ (1,624,451)
                                 ============   ============

As of February 28, 1997, net unrealized depreciation Federal income tax purposes aggregated $1,624,451, of which $6,840,377 related to appreciated securities and $8,464,828 related to depreciated securities. The aggregate cost of investments at February 28, 1997 for Federal income tax purposes was $122,539,157.

4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the six months ended February 28, 1997, shares issued and outstanding increased by 133,137 to 8,763,988 as a result of dividend reinvestment. At February 28, 1997, total paid-in capital amounted to $122,769,214.

5. Short-Term Borrowings:
On January 31, 1997 the Fund entered into a credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLPF&S, for an unsecured revolving credit facility. The agreement provides for a $50,000,000 unsecured revolving credit facility bearing interest at the Federal Funds Rate plus 0.25% and/or LIBOR plus 0.25%. The proceeds of the new facility were used, in part, to refinance the Fund's existing credit facility. For the six months ended February 28, 1997, the maximum amount borrowed under the Fund's new and old facilities was $15,000,000, the average amount borrowed was approximately $9,592,000 and the daily weighted average interest rate was 5.75%. For the six months ended February 28, 1997, facility and commitment fees aggregated approximately $29,000.

6. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $6,096,000, of which $2,725,000 expires in 2003 and $3,371,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
On March 10, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.096852 per share, payable on March 31, 1997 to shareholders on record as of March 20, 1997.

PORTFOLIO INFORMATION
                                                                                                            Percent of Total
                   As of February 28, 1997                                                             Long-Term Investments
Ten Largest        Maxxam Group, Inc.          Maxxam is a holding company whose affiliate,
Holdings           11.25%      8/01/2003       Kaiser Aluminum, is a leading producer of aluminum.
                   14.726%     8/01/2003       Kaiser's common stock secures these bonds. Through
                                               subsidiaries, Pacific Lumber and Britt Lumber, Maxxam
                                               is the largest producer of premium-grade redwood lumber
                                               in the world.                                                            3.1%

                   Transtar Holdings, Inc.     Transtar is a transportation holding company with seven
                   12.75%     12/15/2003       railroads, a Great Lakes shipping fleet and an inland barge operation. Transtar provides sole rail access and primary
                                               water transport for nearly all the steel plants of USX.                  2.8%

                   PanAmSat L.P.               PanAmSat operates communications satellites covering an area
                   10.65%      8/01/2003       that includes 97% of the world's population, especially focused on Latin America and Asia. The company recently agreed to be
                                               acquired by Hughes Galaxy.                                               2.7%

                   Fresh Del Monte             Fresh Del Monte is a world leader in fresh tropical fruits,
                   Produce Corp.               primarily bananas, but also pineapples and melon. The company
                   10%         5/01/2003       is the third-largest marketer of bananas in the world.                   2.5%


                   Beaver Valley               Beaver Valley Funding II finances Centerior Energy's share in
                   Funding Corp.               Beaver Valley II, a nuclear power plant in Ohio. Our bonds are
                   9%          6/01/2017       secured lease obligation bonds. BBB-rated Ohio Edison and Centerior
                                               Energy are awaiting regulatory approval to merge.                        2.0%

                   CTC Mansfield               CTC Mansfield is a subsidiary of Centerior Energy Corp., a utility
                   Funding Corp.               in the Midwest that has recently agreed to merge with Ohio Edison
                   10.25%      3/30/2003       Co. Our bonds are secured lease obligation bonds secured by an
                   11.125%     9/30/2016       economically viable, fully scrubbed, coal-fired power generating
                                               plant.                                                                   1.9%

                   Tucson Electric             This electric utility serves Tucson, Arizona, and surrounding areas.
                   & Power Co.                 Our bonds are secured lease obligation bonds on the company's
                   10.21%      1/01/2009       Springerville coal fired power generation plant.                         1.9%

                   Telefonica de               Telefonica de Argentina provides monopoly telephone service to the
                   Argentina S.A.              southern half of Argentina, including about half the Buenos Aires
                   11.875%    11/01/2004       metropolitan area where nearly one third of Argentina's population
                                               is located.                                                              1.9%

                   TransTexas Gas Corp.        TransTexas is an independent exploration and production company
                   11.50%      6/15/2002       with operations primarily in the Lower Wilcox Lobo Trend in South
                                               Texas. The company also owns a pipeline and gathering
                                               system and a drilling services operation.                                1.8%

                   Kaiser Aluminum &           Kaiser, an affiliate of Maxxam Inc., is one of the world's largest
                   Chemical Corp.              leading producers of aluminum. The company mines and refines bauxite
                   12.75%      2/01/2003       into alumina, produces aluminum from alumina and manufactures
                                               fabricated aluminum products.                                            1.8%



Quality
Ratings


The quality ratings of securities in the Fund as of February 28, 1997 were as follows:

Rating++              Percent of Net Assets

B or lower                     62%
BB                             31
BBB                             2
NR(Not Rated)                  13

[FN]
++The quality ratings shown are weighted averages by Standard
  & Poor's Corp. and Moody's Investors Service, Inc.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary
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Custodian & Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

NYSE Symbol
KYT